UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2023

Denali Capital Acquisition Corp.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41351	00-9
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

437 Madison Avenue, 27th Floor
New York , New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 978-5180

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Units, each consisting of one Class A ordinary share and one redeemable warrant	DECAU	The NASDAQ Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	DECA	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	DECAW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note

This Amendment amends the Current Report on Form 8-K of Denali Capital Acquisition Corp. (“Denali”), a Cayman Islands exempted company with limited liability, filed with the Securities and Exchange Commission (the “
SEC
”) on January 26, 2023, in which Denali reported, among other events, the execution of the Merger Agreement (as defined below).

Item 1.01	Entry Into a Material Agreement

On January 25, 2023, Denali entered into an Agreement and Plan of Merger (the “
Merger Agreement
”), by and among Denali, Longevity Biomedical, Inc., a Delaware corporation (“
Company
”), Denali SPAC Holdco, Inc., a Delaware corporation and direct, wholly owned subsidiary of Denali (“
New PubCo
”), Denali SPAC Merger Sub, Inc., a Delaware corporation and direct, wholly owned subsidiary of New PubCo (“
Denali Merger Sub
”), Longevity Merger Sub, Inc., a Delaware corporation and direct, wholly owned subsidiary of New PubCo (“
Longevity Merger Sub
”), and Bradford A. Zakes, solely in the capacity as seller representative.

Pursuant to the Merger Agreement, the parties thereto will enter into a business combination transaction (the “
Business Combination
” and together with the other transactions contemplated by the Merger Agreement, the “
Transactions
”), pursuant to which, among other things, immediately following the consummation of the Target Acquisitions (as defined below), (i) Denali Merger Sub will merge with and into Denali (the “
Denali Merger
”), with Denali as the surviving entity of the Denali Merger, and (ii) Longevity Merger Sub will merge with and into Company (the “
Longevity Merger
” and together with the Denali Merger, the “
Mergers
”), with Company as the surviving company of the Longevity Merger. Following the Mergers, each of Company and Denali will be a subsidiary of New PubCo, and New PubCo will become a publicly traded company. At the closing of the Transactions (“
Closing
”), New PubCo will change its name to Longevity Biomedical, Inc., and its common stock is expected to list on the NASDAQ Capital Market under the ticker symbol “LBIO.”

The Business Combination is expected to be consummated after the required approval by the shareholders of Denali and the satisfaction of certain other conditions summarized below.

Merger Agreement

Consideration Paid to the Company - Company Transaction Consideration

The aggregate consideration (“
Merger Consideration
”) to be paid to the holders of Company common stock, par value $0.0001 per share (“
Company Common Stock
”), at the Closing will consist of a number of shares of common stock of New PubCo (“
New PubCo Common Stock
”) equal to (i) (A) $128,000,000 minus (B) the value of each outstanding option (whether vested or unvested) and warrant to purchase Company Common Stock that is converted into a New PubCo option or warrant, as applicable, in accordance with the Merger Agreement, divided by (ii) $10.00.

Effect of the Longevity Merger

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Longevity Merger (the “
Longevity Effective Time
”), by virtue of the Longevity Merger, (a) each share of Company Common Stock (including shares issued in connection with the Target Acquisitions and the conversion of certain Company indebtedness) outstanding immediately prior to the Longevity Effective Time (other than dissenting shares) will be converted into the right to receive a number of shares of New PubCo Common Stock equal to: (i) the aggregate Merger Consideration divided by (ii) the number of outstanding shares of Company Common Stock; and (b) each outstanding Company option or warrant to purchase Company Common Stock shall be converted into a New PubCo option or warrant, as applicable, to acquire the number of shares of New PubCo Common Stock calculated in accordance with the Merger Agreement.

Effect of the Denali Merger

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Denali Merger (the “
Denali Effective Time
” and together with the Longevity Effective Time, the “
Effective Time
”), by virtue of the Denali Merger:

(i) each ordinary share of Denali (“
Denali Ordinary Share
”) issued and outstanding immediately prior to the Denali Effective Time (other than Purchaser Excluded Shares (as defined below)) will be automatically cancelled and converted into the right to receive one share of New PubCo Common Stock;

(ii) each Denali Ordinary Share issued and outstanding immediately prior to the Denali Effective Time with respect to which a Denali shareholder has validly exercised its redemption rights (collectively, the “
Redemption Shares
”) will not be converted into and become a share of New PubCo Common Stock, and instead will at the Denali Effective Time be converted into the right to receive from Denali, in cash, an amount per share calculated in accordance with such shareholder’s redemption rights; and

 (iii) at the Denali Effective Time, by virtue of the assumption of the warrant agreement, dated as of April 6, 2022, between Denali and VStock Transfer, LLC, a California limited liability company (“the “
Warrant Agreement
”), by New PubCo, each warrant of Denali that (a) was included as part of each unit issued by Denali in a private placement to Denali Capital Global Investments LLC, a Cayman Islands limited liability company (the “
Sponsor
”), at the time of the consummation of the initial public offering (the “
IPO
”) of Purchaser Public Units (as defined in the Merger Agreement) entitling its holder to purchase one Class A ordinary share of Denali at a price of $11.50 per share (“
Denali Private Warrants
”); and (b) was included in as part of each unit issued in the IPO entitling its holder thereof to purchase one Class A ordinary share at a purchase price of $11.50 per share (“
Denali Public Warrants
” and collectively with the Denali Private Warrant, the “
Denali Warrants
”) that is outstanding immediately prior to the Denali Effective Time will automatically and irrevocably be modified to provide that such Denali Warrants will no longer entitle the holder thereof to purchase the number of Denali Ordinary Shares set forth therein and in substitution thereof such Denali Warrants will entitle the holder thereof to acquire such number of shares of New PubCo Common Stock per Denali Warrant that such holder was entitled to acquire pursuant to the terms and conditions of the Warrant Agreement.

“
Purchaser Excluded Shares
” means, without duplication, (i) the Redemption Shares, (ii) Denali Ordinary Shares (if any), that, at the Denali Effective Time, are held in the treasury of Denali, and (iii) Denali Ordinary Shares (if any), that are owned by the Company and its subsidiaries.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (i) entity organization, standing, formation and authority, (ii) authorization to enter into the Merger Agreement, (iii) capital structure, (iv) consents and approvals, (v) financial statements, (vi) real estate, (vii) litigation, (viii) material contracts, (ix) taxes, (x) intellectual property, (xi) absence of changes, (xii) environmental matters, (xiii) employee matters, (xiv) licenses and permits, (xv) compliance with laws, (xvi) regulatory matters, (xvii) benefit plans, (xviii) affiliate transactions, (xix) finders and brokers, and (xx) insurance. The representations and warranties of the parties contained in the Merger Agreement will terminate and be of no further force and effect as of the Closing.

Covenants

The Merger Agreement contains customary covenants of the parties, including, among others, covenants providing for (i) the operation of Company businesses in the ordinary course of business prior to consummation of the Transactions, (ii) the parties’ efforts to satisfy conditions to consummation of the Transactions, (iii) prohibitions on discussions regarding alternative transactions, (iv) the preparation and filing of a registration statement on Form S-4 (the “
Registration Statement
”) in connection with the registration under the Securities Act of 1933, as amended (the “
Securities Act
”), of the New PubCo Common Stock and warrants of New PubCo (“
New PubCo Warrants
”) to be issued pursuant to the Merger Agreement, which will also contain a prospectus and proxy statement for the purpose of soliciting proxies from Denali’s shareholders to vote in favor of certain matters (the “
Denali Shareholder Matters
”), (v) the protection of, and access to, confidential information of the parties, (vi) New PubCo, Denali, and Company’s efforts to obtain a listing of the New PubCo Common Stock and New PubCo Warrants on NASDAQ and (vii) the parties’ efforts to obtain necessary approvals from
Governmental Authorities (as defined in the Merger Agreement)
.

Conditions to Closing

The consummation of the Transactions is subject to customary closing conditions for transactions involving special purpose acquisition companies, including, among others: (i) approval of the Denali Shareholder Matters by Denali’s shareholders (the “
Required Denali Shareholder Approval
”), (ii) no order, statute, rule or regulation enjoining or prohibiting the consummation of the Transactions being in force, (iii) the Registration Statement having become effective, (iv) the shares of New PubCo Common Stock and New PubCo Warrants to be issued pursuant to the Merger Agreement having been approved for listing on NASDAQ, (v) Denali and New PubCo having received a fairness opinion from the Financial Advisor (as defined in the Merger Agreement), (vi) New PubCo having at least $5,000,001 of net tangible assets remaining after the Redemption (as defined in the Merger Agreement) and the private placement of New PubCo Common Stock pursuant to one or more subscription agreements, and (vii) customary bring-down conditions. Additionally, the obligations of (i) Company to consummate the Transactions are also conditioned upon, among others, aggregate unrestricted cash proceeds available, after giving effect to the payment of Denali’s and Company’s expenses, to fund the balance sheet of New PubCo, will be at least $30,000,000, and (ii) Denali, the Denali Merger Sub and the Longevity Merger Sub to consummate the Transactions are also conditioned upon, among others, the closing of the acquisitions by Company of each of Cerevast Medical, Inc., Aegeria Soft Tissue, LLC, and Novokera, LLC pursuant to each of the Cerevast Acquisition Agreement, the Aegeria Acquisition Agreement and the Novokera Acquisition Agreement (as each is defined in the Merger Agreement and together, the “
Target Acquisitions
”), each in accordance with the respective terms thereof.

Termination

The Merger Agreement may be terminated as follows:

(i)	by mutual written consent of Company and Denali ;

(ii)
by written notice by
Company
or
Denali
if any of the conditions to the Closing have not been satisfied or waived by the nine-month anniversary of the date of the Merger Agreement (the “
Outside Date
”) (provided, that if
Denali
seeks and obtains an Extension (as defined in the Merger Agreement),
Denali
shall have the right by providing written notice thereof to
Company
to extend the Outside Date for an additional period equal to the shortest of (i) three (3) additional months, (ii) the period ending on the last date for
Denali
to consummate its Business Combination pursuant to such Extension and (iii) such period as determined by
Denali
);

(iii)
by written notice by either
Denali
or
Company
if a Governmental Authority of competent jurisdiction shall have issued an Order (as defined in the Merger Agreement) or taken any other action permanently restraining, enjoining or otherwise prohibiting the Transactions, and such Order or other action has become final and non-appealable;

(iv)
by written notice by
Company
to
Denali
, if (i) there has been a material breach by
Denali
, Longevity Merger Sub, Denali Merger Sub or New PubCo of any of their respective representations, warranties, covenants or agreements contained in the Merger Agreement, or if any representation or warranty of
Denali
, Longevity Merger Sub, Denali Merger Sub or New PubCo shall have become untrue or inaccurate, in any case, which would result in a failure of a closing condition to be satisfied (treating the Closing Date for such purposes as the date of the Merger Agreement or, if later, the date of such breach), and (ii) the breach or inaccuracy is incapable of being cured or is not cured within the earlier of (A) twenty (20) days after written notice of such breach or inaccuracy is provided to
Denali
or (B) the Outside Date;

(v)
by written notice by
Denali
to Company, if (i) there has been a material breach by
Company
of any of its representations, warranties, covenants or agreements contained in the Merger Agreement, or if any representation or warranty of
Company
shall have become untrue or inaccurate, in any case, which would result in a failure of a closing condition to be satisfied (treating the Closing Date for such purposes as the date of the Merger Agreement or, if later, the date of such breach), and (ii) the breach or inaccuracy is incapable of being cured or is not cured within the earlier of (A) twenty (20) days after written notice of such breach or inaccuracy is provided to
Company
or (B) the Outside Date;

(vi)
by written notice from
Denali
to
Company
if there has been a Material Adverse Effect (as defined in the Merger Agreement) on
Company
and the Targets (as defined in the Merger Agreement), taken as a whole, following the date of the Merger Agreement which is uncured for at least ten (10) Business Days (as defined in the Merger Agreement) after written notice of such Material Adverse Effect is provided by
Denali
to
Company
; and

(vii)
by written notice by either
Denali
or
Company
to the other, if the Purchaser Special Meeting (as defined in the Merger Agreement) is held (including any adjournment or postponement thereof) and has concluded,
Denali
’s shareholders have duly voted, and the Required
Denali
Shareholder Approval was not obtained.

The foregoing description of the Merger Agreement and the Transactions does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement and any related agreements. The Merger Agreement has been included as an exhibit to this Current Report on Form 8-K (this “
Current Report
”) to provide investors with information regarding its terms. It is not intended to provide any other factual information about Denali, Company or any other party to the Merger Agreement or any related agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, are subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Denali’s public disclosures.

A copy of the Merger Agreement is filed with this Current Report as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto.

Related Agreements

Longevity Support Agreement

In connection with the execution of the Merger Agreement, the sole stockholder of
Company
(the “
Voting Stockholder
”) has entered into a Voting and Support Agreement (the “
Longevity Support Agreement
”), pursuant to which the Voting Stockholder has agreed to, among other things, (i) vote in favor of the Merger Agreement and the transactions contemplated thereby and (ii) be bound by certain other covenants and agreements related to the Transactions. The Voting Stockholder holds sufficient shares of
Company
to cause the approval of the Transactions on behalf of
Company
.

A copy of the Longevity Support Agreement is filed with this Current Report as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Longevity Support Agreement is qualified in its entirety by reference thereto.

Sponsor Support Agreement

In connection with the execution of the Merger Agreement, Denali, Company and Sponsor have entered into a Voting and Support Agreement (the “
Sponsor Support Agreement
”). The Sponsor Support Agreement provides that Sponsor agrees (i) to vote in favor of the proposed transactions contemplated by the Merger Agreement, (ii) to appear at the Purchaser Special Meeting for purposes of constituting a quorum, (iii) to vote against any proposals that would materially impede the proposed transactions contemplated by the Merger Agreement, (iv) to not redeem any Denali Ordinary Shares held by it that may be redeemed and (v) to waive any adjustment to the conversion ratio set forth in Denali’s amended and restated memorandum and articles of association with respect to the Class B ordinary shares of Denali
(the "Class B Shares")
held by the Sponsor, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement.

In support of the transaction, Sponsor and FutureTech Capital LLC, a Delaware limited liability company and an entity controlled by Yuquan Wang, the Chairman of the Board of Company (the “
Investor
”), entered into a Sponsor Membership Interest Purchase Agreement dated November 8, 2022 (the “
MIPA
”).  Investor currently holds notes payable from Company in the aggregate principal amount of $2.45 million that are convertible into approximately 1.6 million of Company Common Stock, and is also an affiliate of a significant group of stockholders of Cerevast Medical, Inc. Pursuant to the MIPA, Investor agreed to purchase 625,000 Class B Units of membership interests in Sponsor (“
Sponsor Membership Units
”) for a total purchase price of $5 million, $2 million of which has been paid in exchange for 250,000 Sponsor Membership Units as of the date of the Merger Agreement.  Pursuant to the MIPA, Investor has agreed to pay the $3 million balance of the purchase price for the remaining 375,000 Sponsor Membership Units no later than two business days prior to the closing of the Business Combination.  Each Sponsor Membership Unit entitles Investor to receive one Class B Share held by Sponsor, each of which will convert into one share of New PubCo Common Stock at the closing of the Business Combination.    Investor also agreed pursuant to the MIPA to pay any extension fees required to extend the time to close the Business Combination and to reimburse Sponsor’s incurred expenses related to the Business Combination if the Business Combination does not close.

A copy of the Sponsor Support Agreement is filed with this Current Report as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference thereto.

Item 7.01.	Regulation FD Disclosure.

On January 26, 2023, Denali and Company issued a joint press release (the “
Press Release
”) announcing the Transactions. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated by reference herein is an investor presentation dated January 2023, that will be used by Denali and Company with respect to the Transactions.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “
Exchange Act
”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Denali under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits.

The Exhibit Index is incorporated by reference herein.

*******

No Offer or Solicitation

This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Current Report does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking Statements

Certain statements included in this Current Report are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, expectations related to the terms, satisfaction of conditions precedent and timing of the Business Combination. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of Denali’s and Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Company. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination; failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to Company; risks and costs relating to the regulatory approvals and compliance applicable to Company’s products; Company’s ability to obtain sufficient working capital; Company’s level of indebtedness; Company’s ability to successfully and timely acquire, develop, sell and expand its technology and products, and otherwise implement its growth strategy; risks relating to Company’s operations and business, including information technology and cybersecurity risks; risks related to the loss of requisite licenses; risks relating to potential disruption of current plans, operations and infrastructure of Company as a result of the announcement and consummation of the Business Combination; risks that Company is unable to secure or protect its intellectual property; risks that the combined company experiences difficulties managing its growth and expanding operations; the ability to compete with existing or new companies that could slow the development of Company’s products or cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; the amount of redemption requests made by Denali’s shareholders; the impact of the COVID-19 pandemic; the ability to successfully select, execute or integrate future acquisitions into the business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the sections entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in Denali’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and in those documents that Denali or New PubCo has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither Denali nor Company presently know or that Denali and Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect Denali’s and Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report. Denali and Company anticipate that subsequent events and developments will cause Denali’s and Company’s assessments to change. However, while Denali and Company may elect to update these forward-looking statements at some point in the future, Denali and Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Denali’s and Company’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information for Investors and Stockholders

The Business Combination will be submitted to shareholders of Denali for their consideration and approval at a special meeting of shareholders. Denali and Company will prepare the Registration Statement to be filed with the SEC by New PubCo, which will include preliminary and definitive proxy statements to be distributed to Denali’s shareholders in connection with Denali’s solicitation for proxies for the vote by Denali’s shareholders in connection with the Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Denali’s shareholders and certain of Company’s equity holders in connection with the completion of the Business Combination. After the Registration Statement has been filed and declared effective, Denali will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Business Combination. Denali’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Denali’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about Denali, Company and the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by Denali, without charge, at the SEC’s website located at
www.sec.gov
.

Participants in the Solicitation

Denali and Company and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Denali’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding Denali’s directors and executive officers in Denali’s filings with the SEC, including Denali’s Quarterly Report on Form 10-Q filed with the SEC on November 16, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Denali’s shareholders in connection with the Business Combination, including a description of their direct and indirect interests, which may, in some cases, be different than those of Denali’s shareholders generally, will be set forth in the Registration Statement. Shareholders, potential investors and other interested persons should read the Registration Statement carefully when it becomes available before making any voting or investment decisions.

This Current Report is not a substitute for the Registration Statement or for any other document that Denali or New PubCo may file with the SEC in connection with the potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by Denali and New PubCo through the website maintained by the SEC at http://www.sec.gov.

EXHIBIT INDEX

Exhibit No.	Description
2.1*
Agreement and Plan of Merger, dated January 25, 2023 by and among Denali SPAC Holdco, Inc., Denali Capital Acquisition Corp., Denali SPAC Merger Sub, Inc., Longevity Biomedical, Inc., Longevity Merger Sub, Inc., and Bradford A. Zakes (in his capacity as Seller Representative).

10.1	Voting and Support Agreement, dated January 25, 2023, by and among Denali Capital Acquisition Corp., Longevity Biomedical, Inc., Denali SPAC Holdco, Inc. and Bradford A. Zakes.
10.2	Voting and Support Agreement, dated January 25, 2023, by and between Longevity Biomedical, Inc., Denali Capital Acquisition Corp. and Denali Capital Global Investments LLC.
99.2	Investor Presentation dated January 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. Denali Capital Acquisition Corp. agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENALI CAPITAL ACQUISITION CORP.

Date: January 26, 2023	By:	/s/ Lei Huang
	Name:	Lei Huang
	Title:	Chief Executive Officer